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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported)         July 10, 1998
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                            Parker Drilling Company
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-7573                                     73-0618660
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    (Commission File Number)               (I.R.S. Employer Identification No.)

    Parker Building, Eight East Third Street, Tulsa, Oklahoma 74103-3637
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    (Address of Principal Executive Offices)         (Zip Code)

                                (918) 585-8221
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             (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 8.  CHANGE IN FISCAL YEAR.

On July 10, 1998, Parker Drilling Company (the "Company") decided to change its fiscal year end from August 31 to December 31, effective December 31, 1998. The Company will file a Quarterly Report on Form 10-Q with the Securities and Exchange Commission covering the transition period of September 1, 1998 to December 31, 1998. The Company's annual meeting of stockholders for fiscal 1998, ending August 31, 1998, will be held in December 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PARKER DRILLING COMPANY
                                         (Registrant)


Date:  July 24, 1998            By  /s/ James J. Davis
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                                        James J. Davis
                                        Senior Vice President-Finance and
                                        Chief Financial Officer